Supplement, dated September 27, 2018

MUTUAL OF AMERICA INVESTMENT CORPORATION

Statement of Additional Information

Dated May 1, 2018

In the Statement of Additional Information, the “Average Annual Total Returns for the Periods Ended December 31, 2017” table on page 39 is replaced with the following:

Average Annual Total Returns

For Periods Ended December 31, 2017

Fund	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Equity Index	21.65%	15.58%	8.29%	9.38%	02/05/93
All America	19.41%	14.33%	7.90%	10.33%	01/01/85
Small-Cap Value	8.29%	11.30%	8.65%	8.56%	07/01/05
Small-Cap Growth	23.82%	14.28%	8.42%	8.76%	07/01/05
Mid Cap Value	14.92%	13.41%	7.41%	7.80%	07/01/05
Mid-Cap Equity Index	16.05%	14.80%	9.72%	9.89%	05/03/99
Composite	13.37%	9.38%	6.24%	8.25%	01/01/85
International	24.47%	7.42%	1.85%	1.53%	11/05/07
Retirement Income	7.35%	5.55%	5.35%	5.28%	11/05/07
2010 Retirement	9.06%	6.94%	5.70%	5.54%	11/05/07
2015 Retirement	10.64%	8.01%	5.96%	5.75%	11/05/07
2020 Retirement	12.52%	9.10%	6.34%	6.08%	11/05/07
2025 Retirement	14.44%	10.43%	6.83%	6.52%	11/05/07
2030 Retirement	16.01%	11.45%	7.30%	6.95%	11/05/07
2035 Retirement	17.15%	12.13%	7.35%	6.96%	11/05/07
2040 Retirement	17.40%	12.28%	7.47%	7.07%	11/05/07
2045 Retirement	17.62%	12.33%	7.43%	7.01%	11/05/07
2050 Retirement	17.86%	12.42%	NA	12.18%	10/01/12
2055 Retirement	17.99%	NA	NA	17.77%	10/01/16
Conservative Allocation	8.92%	5.97%	5.63%	5.61%	05/20/03
Moderate Allocation	13.72%	9.13%	6.99%	7.51%	05/20/03
Aggressive Allocation	16.64%	11.48%	7.75%	8.85%	05/20/03
Money Market	0.70%	0.09%	0.22%	3.42%	01/01/85
Mid-Term Bond	2.32%	1.81%	3.83%	4.74%	02/05/93
Bond	3.62%	2.77%	4.61%	6.61%	01/01/85